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                                                                   EXHIBIT 10.21




                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                  SEPARATELY WITH THE SECURITIES AND EXCHANGE
                  COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.



                          JOINT COLLABORATION AGREEMENT

THIS LICENSE AGREEMENT (this "Agreement"), effective as of October 1, 1997 (the "Effective Date"), is between DYAX CORP., a Delaware corporation, having places of business at One Kendall Square, Bldg. 600, 5th Fl., Cambridge, Massachusetts 02139 and 1500 Avon Street Extended, Charlottesville, VA 22902 ("DYAX"); and CROPTECH DEVELOPMENT CORPORATION, a Virginia corporation, having its principal place of business at 1861 Pratt Drive, Blacksburg, Virginia 24060 ("CROPTECH").

                                    RECITALS

WHEREAS, DYAX and CROPTECH have submitted a proposal to the Advanced Technology Program administered by the National Institute of Standards and Technology ("NIST") to undertake a joint venture to conduct the Researched Program, as defined herein;

WHEREAS, NIST has selected such proposal for funding, with such funding to be governed by a NIST Cooperative Agreement;

WHEREAS, DYAX and CROPTECH wish to enter into an agreement setting forth their respective rights and responsibilities in respect to the Research Program.

WHEREAS, the Parties have selected CropTech Development Corporation to serve as the Administrator (the "Administrator") for the joint venture and wish to authorize that organization to perform certain functions, specifically including execution of the NIST Cooperative Agreement and thereby binding all the Parties to the terms and conditions of that Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereby agree as follows:

                             ARTICLE 1. DEFINITIONS

For purposes of this Agreement, the terms defined in this Article shall have the meanings specified below:

1.1. "CROPTECH TECHNOLOGY" shall mean any and all know-how, data, technology, equipment, biological or chemical materials, inventions and patent rights relating to *************** and the *************** (including,


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without limitation the ***************), which is owned or controlled by
CROPTECH prior to the Effective Date or which results from the Research Program.

1.2. "DYAX TECHNOLOGY" shall mean any and all know-how, data, technology, equipment, biological or chemical materials, inventions and patent rights relating to *************** (including, without limitation, ***************), and which is owned or controlled by DYAX prior to the Effective Date or which results from the Research Program.

1.3. "GOVERNMENT USE LICENSE" shall mean a non-exclusive, non-transferrable, irrevocable, paid-up license which may be granted to the United States government as set forth in Section 2.4(d) below.

1.4. "PARTY" or "PARTIES" shall mean the parties identified in the Form NIST-Form-1263 contained in the proposal.

1.5. "PRODUCTS" shall mean proteins and production technologies utilizing CropTech Technology and Dyax Technology, and which are listed on ATTACHMENT C, as may be amended from to time by the parties.

1.6. "RESEARCH PRODUCTS" shall mean the research program as described on a project by project basis in ATTACHMENT A, which may be amended from time to time by the parties.

                           ARTICLE 2. RESEARCH PROGRAM

2.1. CONDUCT OF RESEARCH PROGRAM. DYAX and CROPTECH agree to work together to diligently conduct each project of the Research Program, as set forth in ATTACHMENT A hereto, and to carry out their respective responsibilities as set forth in the Research Program and the NIST Cooperative Agreement. Further, the parties agree to contribute the funds and internal and external resources which are set forth in the estimated multi-year budget set forth in ATTACHMENT B.

2.2. ADMINISTRATION OF THE RESEARCH PROGRAM. The parties agree that CropTech Development Corporation shall serve as the administrator for the joint collaboration ("Administrator") and is authorized to execute a NIST Cooperative Agreement with NIST and communicate with NIST on the progress of each project of the Research Program. DYAX and CROPTECH shall each promptly appoint two representatives to a Management Committee. The Management Committee shall meet no less frequently than semi-annually during Research Program and shall have the following responsibilities:

     (i) administering the Research Program in accordance with all legal and regulatory requirements, including review of all progress reports;



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     (ii)   monitor the expenditures of each party for each project in accordance with B.

     (iii) discussing and reaching agreement on the *************** of Products resulting from each project of the Research Program.

2.3. RECORD & REPORTS. Each party shall retain industry standard records of all data generated during the Research Program. During the Research Program, each party shall provide the Management Committee, as defined below, with regular written reports, no less frequently than ***************, of the status of the program and a summary of the data and results as of that date.

2.4.  OWNERSHIP OF INTELLECTUAL PROPERTY.

     (a) The protection of intellectual property rights, including any invention conceived or first reduced to practice in the course of the Research Program, all technical information generated in the course of the Research Program and trade secrets under the Research Program will be in accordance with the NIST Cooperative Agreement and the Proposal which is attached to this Agreement as Attachment D subject to Section 2.4(d) below.

     (b) DYAX shall own all Dyax Technology and CROPTECH shall own all CropTech Technology, subject to certain rights retained by the government in accordance with the NIST Cooperative Agreement.

     (c) For inventions resulting from the Research Program, inventorship shall be determined in accordance with federal law governing patent inventors, and ownership shall be determined in accordance with (a) above. Each party shall have responsibility for the cost and decisions in filing for, maintaining and defending patent applications and patents for their respective inventions. Further each party shall provide reasonable cooperation to the other on such patent matters.

     (d) The United States may reserve a nonexclusive, nontransferable, irrevocable paid-up license to practice or have practiced for or on behalf of the United States any intellectual property that arises out of the Research Program, but shall not, in the exercise of such license, publicly disclose proprietary information related to such license.

     (e) Dyax and CropTech hereby authorize that, in accordance with the Advanced Technology Program rules and

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            regulations, specifically 15 CFR ss.295.8(a)(1), title to inventions arising from assistance by the Program will vest in a company or companies incorporated in the United States. Title to any such intellectual property shall not be transferred or passed, except to a company incorporated in the United States, until the expiration of the first patent obtained in connection with such intellectual property. Nothing in this paragraph shall be construed to prohibit the licensing to any company of intellectual property rights arising from assistance provided under this Section.

2.5. CONFIDENTIAL INFORMATION. In connection with the performance of their respective obligations under this Agreement, each party intends to disclose certain confidential information and materials to the other party, to include CropTech Technology and Dyax Technology (the "Confidential Information"). During the term of this Agreement and for a period of *************** thereafter, each party shall maintain all Confidential Information in strict confidence, except that the receiving party may disclose or permit the disclosure of any Confidential Information to its directors, officers, employees, consultants, advisors and commercial partner candidates who are obligated to maintain the confidential nature of such Confidential Information and who need to know such Confidential Information for the purposes set forth in this Agreement; and each party shall use all Confidential Information solely for the purposes set forth in this Agreement. The obligations of confidentiality and non-use set forth above shall not apply to the extent that the receiving party can demonstrate that Confidential Information: was in the public domain or became party of the public domain prior through no fault of the receiving party; was independently developed or discovered by the receiving party prior to the time of its disclosure under this Agreement; is or was disclosed to the receiving party at any time by a third party having no obligation of confidentiality with respect to such Confidential Information; or is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order.

                   ARTICLE 3. COMMERCIAL RIGHTS & OBLIGATIONS

3.1. COMMERCIALIZATION OF PRODUCTS. No later than *************** of completion of each project set forth in the Research Program, the parties shall meet and negotiate and agree upon a *************** for the Product resulting from each project, the terms of which shall be set forth in a ***************. If the parties are unable to reach agreement for any Product, the matter shall be resolved in accordance with Section 6.2 herein.

3.2. NO RIGHTS OF LICENSE. Except for the rights set forth in this Agreement, neither DYAX nor CROPTECH grants to the other

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party any rights or licenses to any of its trade secrets, know-how, technology, intellectual property or patent rights.

           ARTICLE 4. REPRESENTATIONS AND WARRANTIES & INDEMNIFICATION

4.1. REPRESENTATIONS AND WARRANTIES. Each party represents and warrants to the other that it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted to the other in this Agreement, and to fully perform its obligations hereunder, and that the performance of such obligations will not conflict with it charter documents or any agreements, contracts, or other arrangements to which it is a party. Further, each party represents and warrants to the other that it will be solely responsible for analyzing, defending and/or licensing any patent rights of third parties which relate to its activities for the Research Program.

4.2. DISCLAIMERS. Nothing in this Agreement shall be construed as a warranty or representation by either party of the success of the Research Program or of the Dyax Technology or the CropTech Technology.

4.3. INDEMNIFICATION BY DYAX. DYAX agrees to indemnify, defend, and hold harmless CROPTECH and its directors, officers, employees, and agents (the "CROPTECH Indemnitees") against any liability, damage, loss or expense (including reasonable attorneys fees and expenses of litigation) incurred by or imposed upon any of the CROPTECH Indemnitees as a result of any claims, suits, actions, demands, or judgments concerning the negligent, willful or infringement acts of DYAX or its directors, officers, employees, and agents, including, without limitation, any acts of patent infringement.

4.4. INDEMNIFICATION BY CROPTECH. CROPTECH agrees to indemnify, defend, and hold harmless DYAX and its directors, officers, employees, and agents (the "DYAX Indemnities") against any liability, damage, loss or expense (including reasonable attorneys fees and expenses of litigation) incurred by or imposed upon any of the DYAX Indemnities as a result of any claims, suits, actions, demands, or judgments concerning the negligent, willful or infringement acts of CROPTECH or its directors, officers, employees, and agents, including, without limitation, any acts of patent infringement.

                        ARTICLE 5. TERM AND TERMINATION.

5.1. TERM. Unless sooner terminated as provided herein, this Agreement shall commence on the Effective Date and shall remain in effect until each Commercial Agreement is executed, as set forth in Article 3.

5.2. VOLUNTARY TERMINATION. Either party shall have the right to terminate this Agreement for any reason upon 3 months notice during the Research Program. In the event of such termination

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the rights and obligations of the parties shall be governed by the NIST
Cooperative Agreement.

5.3. TERMINATION FOR MATERIAL BREACH. In the event that either party commits a material breach of any of its obligations under this Agreement, including failure to make timely payment of any amounts due, the non-breaching party may terminate this Agreement upon 60 days written notice to the other party, unless the party in breach cures such breach within the 60 days notice period.

5.4. EFFECT OF TERMINATION. Notwithstanding anything to the contrary in this
Article 5, upon the expiration of termination of this Agreement, the following provisions shall survive the expiration or termination of this Agreement:
Articles 4 & 6 and Sections 2.4, and any obligations to NIST or the other party as set forth in the NIST Cooperative.

                            ARTICLE 6. MISCELLANEOUS

6.1. NOTICES. All notices required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given upon the date of receipt if delivered by hand, international overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid to the following addresses or facsimile numbers:

If to DYAX:                                   If to CROPTECH:
Dyax Corp.                                    CropTech Development
Corporation
One Kendall Square                            1861 Pratt Drive
Bldg. 600 5th Fl.                             Blacksburg, VA 24060
Cambridge, MA 02139                           Attention: Chief Executive
Attention: Chief Executive Officer                       Officer
Facsimile: (617) 225-2501                     Facsimile: (540) 231-8223

Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section.

6.2. DISPUTE RESOLUTION. In the event either party has a dispute regarding any of the terms of this Agreement, that party shall notify the other party in writing. The parties shall use their best efforts to resolve the dispute amicably at the Management Committee, or if the Management Committee is unsuccessful in reaching resolution, the parties shall refer the matter for resolution by their Chief Executive Officers. If such attempts are not successful in resolving the dispute within a period of *************** following the notice of dispute, either party may refer the dispute to the American Arbitration Association for hearing and resolution within ***************, using one mutually agreed upon arbitrator with industry experience relevant to this Agreement and at a forum in the

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Charlottesville, Virginia area. Upon reference of the dispute for arbitration, neither party shall contest such dispute in a court of law until the completion of the arbitration process.

6.3. POWERS OF ATTORNEY. By signing this Agreement, the Parties grant to Administrator a Power of Attorney for the sole purpose of binding each Party to the terms and conditions of the NIST Cooperative Agreement.

6.4. PRESS RELEASES & USE OF NAMES. The parties shall mutually agree upon any press release or similar public disclosure concerning this Agreement.

6.5. HEADINGS & COUNTERPARTS. All headings in this Agreement are for convenience only and shall not affect the meaning of any provisions hereof. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

6.6. ASSIGNMENT. This Agreement may not be assigned by either party without the prior written consent of the other party, except that either party may assign this Agreement to any of its Affiliates or to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement, with prompt written notice to the other party of any such assignment.

6.7. COMPLIANCE WITH LAW. Nothing in this Agreement shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this Agreement and any statute, law, ordinance or treaty, the latter shall prevail, but in such event the affected provisions of the Agreement shall be conformed and limited only to the extent necessary to bring it within the applicable legal requirements.

6.8. AMENDMENT AND WAIVER. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

6.9. PRECEDENCE. Should there be any conflict between the terms and conditions of this Agreement and the NIST Cooperative Agreement, the NIST Cooperative Agreement shall take precedence.

6.10. SEVERABILITY. In the event that any provision of this Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability

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shall not affect any other provision hereof, and the parties shall negotiate in good faith to modify the Agreement to preserve their original intent.

6.11. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties relating to the subject matter hereof.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

DYAX CORP.                                  CROPTECH DEVELOPMENT CORPORATION

By:    /s/ Henry E. Blair                   By:    /s/ David N. Radin
Name:  Henry E. Blair                       Name:  David N. Radin
Title: Chairman & CEO                       Title: President

Attachments:

Attachment A: ***************
Attachment B: ***************
Attachment C: ***************
Attachment D: ***************

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                          Attachment A: ***************

***************








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                          Attachment B: ***************

***************








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                          Attachment C: ***************

***************







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                          Attachment D: ***************

***************









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